May 30, 1997
Mark Ogle, Wayne Boston and Richard Childs


Dear Sirs:

         Southern Investments UK plc (the "Company") proposes to file statements under the Securities Act of 1934 with the Securities and Exchange Commission with respect to the following: (1) the filing of its Annual Report on Form 10-K for the fiscal year ended March 31, 1997, and (2) the filing of its quarterly reports on Form 10-Q for the quarters ended June 30, 1997, September 30, 1997 and December 31, 1997.

         The Company and the undersigned directors and officers of the Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of you our true and lawful Attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with each of the foregoing such Annual Report on Form 10-K, quarterly reports on Form 10-Q and any appropriate amendment or amendments thereto and any necessary exhibits.


                             Yours very truly,
                             SOUTHERN INVESTMENTS UK plc

                             By       /s/ Richard J. Pershing
                                          Richard J. Pershing
                                          Director and Chief Executive Officer

/s/  Thomas G. Boren
     Thomas G. Boren


/s/  C. B. Harreld
     C. B. Harreld


/s/  Alan W. Harrelson
     Alan W. Harrelson


/s/  Gale E. Klappa
     Gale E. Klappa


/s/  C. Philip Saunders
     C. Philip Saunders


/s/ Charles W. Whitney
    Charles W. Whitney


Accentacross Limited


By:  /s/ R. D. Fagan
     Name:R. D. Fagan
     Title: Director

Mighteager Limited


By:  /s/  R. L.Petersen
     Name:R. L. Petersen
     Title: Director

                        UNANIMOUS WRITTEN CONSENT OF THE
                              BOARD OF DIRECTORS OF
                           SOUTHERN INVESTMENTS UK plc
                     TO THE ADOPTION OF CERTAIN ACTIONS AND
                         RESOLUTIONS IN LIEU OF MEETING

         The undersigned, being all of the members of the Board of Directors of Southern Investments UK plc (the "Company"), do hereby approve and adopt as of May 30, 1997, the following action and resolution:

         Power of Attorney to Execute Documents Filed with the Securities and Exchange Commission

         RESOLVED, That for the purpose of signing reports under the Securities Exchange Act of 1934 to be filed with the Securities and Exchange Commission with respect to (a) the filing of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1997, and (b) quarterly filings on Form 10-Q for the quarters ended June 30, 1997, September 30, 1997 and December 31, 1997; and of remedying any deficiencies with respect thereto by appropriate amendment or amendments, this Company, the members of its Board of Directors, and its officers are authorized to give their several powers of attorney to Mark R. Ogle, Wayne Boston and Richard Childs.

         IN WITNESS WHEREOF, the undersigned have executed this written consent as of the date first written above.


/s/  Thomas G. Boren
     Thomas G. Boren


/s/  C. B. Harreld
     C. B. Harreld


/s/  Alan W. Harrelson
     Alan W. Harrelson


/s/  Gale E. Klappa
     Gale E. Klappa


/s/  Richard J. Pershing
     Richard J. Pershing


/s/  C. Philip Saunders
     C. Philip Saunders


/s/  Charles W. Whitney
     Charles W. Whitney


Accentacross Limited


By:/s/  R. D. Fagan
   Name:R. D. Fagan
   Title: Director

Mighteager Limited


By:/s/  R. L. Petersen
   Name:R. L. Petersen
   Title: Director